                                  EXHIBIT 99.1

               REGISTRANT'S PRESS RELEASE DATED DECEMBER 17, 2002

                         FIRST SOUTHERN BANCSHARES, INC.
                            ANNOUNCES RESTATEMENT OF
                  RESULTS FOR FIRST AND SECOND QUARTERS OF 2002



Florence, AL - December 17, 2002 - First Southern Bancshares, Inc. (the "Company"), the holding company for First Southern Bank (the "Bank"), reported the restatement of the previously reported net loss applicable to common shareholders for the first and second quarters ended March 31, 2002 and June 30, 2002, respectively, and for the six months ended June 30, 2002. In addition, the Company reported the restatement of the loss per basic and diluted common share for the same periods and the restatement of the redeemable preferred stock and stockholders' equity balances as of March 31, 2002 and June 30, 2002. The most recent financial condition and results of operations reported for the quarter ended and nine months ended September 30, 2002, required no restatement. Although the Company's preferred stock was issued in the late third and fourth quarters of 2001, management of the Company determined that the financial results for 2001 required no restatement based on the immateriality of the amounts involved relative to the reported results.

The restatements to the previously reported financial results were due to an inadvertent oversight in the accounting and reporting for the Company's redeemable preferred stock. The operating results and loss per share amounts reported for the first two quarters of 2002 and the six months ended June 30, 2002, did not reflect the effects of the cumulative dividend, incentive payment and redemption features of the preferred stock. In addition, the provision for a probable incentive payment on the Company's Series A preferred stock was not reflected as a reduction in retained earnings and a corresponding increase in the balance of the preferred stock on the Company's March 31, 2002 and June 30, 2002 balance sheets. The provision for the cumulative dividends and premium accretion on the preferred stock was properly reflected as a reduction in retained earnings and a corresponding increase in the balance of the preferred stock for all of the 2002 periods previously reported on.

The effects of the restatements are summarized in the following tables:

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (IN THOUSANDS) -


                                                 March 31, 2002
                                                 --------------
                                     As Previously              Restated
                                        Reported                 Balance
                                        --------                 -------

Redeemable Preferred Stock           $     4,646                $  4,774

Stockholders' Equity                         906                     778
                                      ===========               =========



                                                  June 30, 2002
                                                  -------------
                                     As Previously               Restated
                                        Reported                  Balance
                                        --------                  -------

Redeemable Preferred Stock           $     4,721                 $  4,913

Stockholders' Equity                         734                      542
                                      ===========               =========


CONSOLIDATED STATEMENTS OF INCOME (IN THOUSANDS, EXCEPT SHARE DATA) -


                                                            Three Months
                                                               Ended
                                                          March 31, 2002
                                                          --------------
                                            As Previously            Restated
                                               Reported               Balance
                                               --------               -------

Loss Before Income Taxes                    $      (487)             $   (487)
Income Tax Expense (Benefit)                          -                     -
                                            ------------             ---------
Net Loss Before Effect of
   Cumulative Dividends And
   Premium Accretion On
   Preferred Stock                                 (487)                 (487)
Cumulative Dividends And
   Premium Accretion On
   Preferred Stock                                    -                  (285)
                                            ------------             ---------
Net Loss Applicable to
   Common Shareholders                      $      (487)             $   (772)
                                            ============             =========

Basic Loss Per Share                        $     (0.39)             $  (0.61)
                                            ============             =========

Diluted Loss Per Share                      $     (0.39)             $  (0.61)
                                            ============             =========

                                                          Three Months
                                                              Ended
                                                          June 30, 2002
                                                          -------------
                                            As Previously             Restated
                                              Reported                 Balance
                                              --------                 -------

Loss Before Income Taxes                    $       (301)             $   (301)
Income Tax Benefit                                  ( 60)                  (60)
                                            -------------             ---------
Net Loss Before Effect of
   Cumulative Dividends And
   Premium Accretion On
   Preferred Stock                                  (241)                 (241)
Cumulative Dividends And
   Premium Accretion On
   Preferred Stock                                     -                  (139)
                                            -------------             ---------
Net Loss Applicable to
   Common Shareholders                      $       (241)             $   (380)
                                            =============             =========

Basic Loss Per Share                        $      (0.19)             $  (0.30)
                                            =============             =========

Diluted Loss Per Share                      $      (0.19)             $  (0.30)
                                            =============             =========


                                                            Six Months
                                                              Ended
                                                           June 30, 2002
                                                           -------------
                                            As Previously             Restated
                                               Reported                Balance
                                               --------                -------

Loss Before Income Taxes                    $      (788)              $   (788)
Income Tax Benefit                                  (60)                   (60)
                                            ------------              ---------
Net Loss Before Effect of
   Cumulative Dividends And
   Premium Accretion On
   Preferred Stock                                 (728)                  (728)
Cumulative Dividends And
   Premium Accretion On
   Preferred Stock                                    -                   (424)
                                            ------------              ---------
Net Loss Applicable to
   Common Shareholders                      $      (728)              $ (1,152)
                                            ============              =========

Basic Loss Per Share                        $     (0.58)              $  (0.92)
                                            ============              =========

Diluted Loss Per Share                      $     (0.58)              $  (0.92)
                                            ============              =========

For a complete analysis of the Company's restated results of operations for the quarters ended March 31, 2002 and June 30, 2002, and for the six months ended June 30, 2002, please refer to the amended Form 10-QSB's, which the Company expects to file with the Securities and Exchange Commission on or about December 18, 2002.

The Company is headquartered in Florence, Alabama, and the Bank operates through its main/executive office in Florence, a full-service office in Killen and a full-service office in Muscle Shoals.

THIS PRESS RELEASE MAY CONTAIN "FORWARD-LOOKING STATEMENTS" AS DEFINED UNDER THE FEDERAL SECURITIES LAWS. THESE FORWARD-LOOKING STATEMENTS ARE SUBJECT TO NUMEROUS ASSUMPTIONS, RISK AND UNCERTAINTIES BECAUSE OF THE POSSIBILITY OF CHANGES IN UNDERLYING FACTORS AND ASSUMPTIONS. ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS FOR A VARIETY OF FACTORS INCLUDING: THE ABILITY OF THE BANK TO COMPLY WITH THE REGULATORY REQUIREMENTS AND AGREEMENTS APPLICABLE TO IT; SHARP AND RAPID CHANGES IN INTEREST RATES; SIGNIFICANT CHANGES IN THE ECONOMIC SCENARIO FROM THE CURRENT ANTICIPATED SCENARIO WHICH COULD MATERIALLY CHANGE ANTICIPATED CREDIT QUALITY TRENDS AND THE ABILITY TO GENERATE LOANS; SIGNIFICANT DELAY IN OR INABILITY TO EXECUTE STRATEGIC INITIATIVES DESIGNED TO INCREASE CAPITAL, REDUCE NON-PERFORMING LOANS AND CLASSIFIED ASSETS, GROW REVENUES AND CONTROL EXPENSES; AND SIGNIFICANT CHANGES IN ACCOUNTING, TAX OR REGULATORY PRACTICES OR REQUIREMENTS. BECAUSE OF THE RISKS AND UNCERTAINTIES INHERENT IN FORWARD-LOOKING STATEMENTS, READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THEM, WHETHER INCLUDED IN THIS PRESS RELEASE OR MADE ELSEWHERE FROM TIME TO TIME BY THE COMPANY OR ON ITS BEHALF. THE COMPANY ASSUMES NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS.

Contact:    Roderick V. Schlosser
            Executive Vice President and CFO
            (256) 718-4206